UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

UBER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Third Street

San Francisco, California 94158

(Address of principal executive offices, including zip code)

(415) 612-8582

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2026, Uber Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 1,686,358,501 shares of common stock of the Company, representing approximately 83% of the voting power of the shares of common stock of the Company as of the close of business on March 12, 2026, the record date for the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect ten directors to serve until the 2027 annual meeting and until their successors are elected.
2.	To approve, on a non-binding advisory basis, the 2025 compensation of the Company’s named executive officers.
3.	To approve, on an advisory basis, the frequency of the advisory vote on executive compensation.
4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Ronald Sugar	1,376,324,629	121,066,128	16,540,958	172,426,786
Revathi Advaithi	1,504,879,303	8,191,339	861,073	172,426,786
Turqi Alnowaiser	1,503,974,736	9,078,110	878,869	172,426,786
Nikesh Arora	1,205,210,055	307,126,841	1,594,819	172,426,786
Ursula Burns	1,490,935,618	21,183,392	1,812,705	172,426,786
Robert Eckert	1,478,385,064	32,975,907	2,570,744	172,426,786
Amanda Ginsberg	1,488,329,769	23,744,164	1,857,782	172,426,786
Dara Khosrowshahi	1,473,074,323	39,465,761	1,391,631	172,426,786
John Thain	1,501,638,356	9,685,246	2,608,113	172,426,786
Alexander Wynaendts	1,503,995,246	9,062,854	873,615	172,426,786

Based on the votes set forth above, each director nominee was duly elected to serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
1,416,648,050	94,297,858	2,985,807	172,426,786

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the 2025 compensation of the Company’s named executive officers.

3. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

1-Year	2-Year	3-Year	Abstain	Broker Non-Votes
1,495,473,260	1,871,464	15,507,154	1,079,837	172,426,786

Based on the votes set forth above, and consistent with the Board’s recommendation, the Company has determined to hold annual advisory votes on executive compensation.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
1,656,371,651	26,917,608	3,069,242

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: May 8, 2026	By: /s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer